UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 15, 2018 (February 14, 2018)
Date of Report (Date of earliest event reported)
DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211 (Commission File Number)	39-1434669
(State of Incorporation)		(IRS Employer Identification No.)

221 West Philadelphia Street,
York, Pennsylvania		17401-2991
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(717) 845-7511
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 14, 2018, the Board of Directors (the “Board”) of DENTSPLY SIRONA Inc. (the “Company”) approved the form of an indemnification agreement that the Company may enter into with its directors and executive officers to provide indemnification as permitted by Delaware law (the “Indemnification Agreement”). Under the form of indemnification agreement:

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Directors and executive officers are indemnified, to the fullest extent permitted by the laws of the State of Delaware and subject to certain exceptions, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred, if such director or executive officer was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding or investigation, by reason of the fact that such person is or was or has agreed to serve at the request of the Company as a director, officer, employee or agent of the Company or another entity. For proceedings brought by or in the right of the Company where the director or executive officer is adjudged to be liable to the Company, no indemnification shall be made unless, and only to the extent, the court determines such indemnification is proper.

•	Subject to certain conditions, the Company will advance expenses incurred by directors and executive officers in defending against such proceedings.

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Indemnification is available only if the director or executive officer acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action, suit or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

The form of indemnification agreement also sets out, among other things, the process for determining entitlement to indemnification and the procedures for enforcement of indemnification rights.

The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 14, 2018, the Board adopted the Fifth Amended and Restated By-Laws of the Company (as amended and restated, the “Restated By-Laws”). The Restated By-Laws took effect upon adoption by the Board and include the following changes to the existing By-Laws:

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Article I and Article II have been revised to reflect current market practice and to allow the Company to send various electronic notices, hold meetings and take other actions via electronic means, as permitted by Delaware law.

•
Article I, Sections 11 and 12 have been updated to require proponents of proposals or nominees for director to provide the precise text of their proposal and disclosures regarding proponents and their nominees’ interest in the Company under derivative instruments, and with other provisions requiring certain representations or undertakings by nominees, and other requirements related to advance notice of proposed business or nominees.

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Article I, Sections 13(a) and (c) have been updated to clarify the applicable voting standards at a meeting of stockholders, including with respect to contested or uncontested elections of directors as well as with respect to abstentions and “broker non-votes.”

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Article I, Section 13(b) has been updated to reflect revisions to the Corporate Governance Guidelines/Policies (consistent with the Company’s current practice), to provide that director nominees will be required to submit an irrevocable conditional resignation that becomes effective if the nominee does not receive the majority of votes at the annual meeting and the board accepts the resignation.

•	Article I, Section 14 and Article II, Sections 8 and 11 have been updated to clarify the authority of the person presiding over stockholder, board or meetings.

•	Article II, Sections 4 and 8 have been revised to include provisions relating to a Lead Independent Director, if such person were to be appointed.

•	Article II, Section 7 has been changed to specify that the voting standard at board meetings is a majority of members present at a meeting where quorum is present.

•	Article II, Section 9 has been clarified to provide greater certainty as to when a director resignation has occurred.

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Article III, Sections 2-5 have been clarified to expressly authorize the CEO or board committees to appoint certain subordinate officers and to address the appointment, resignation and removal of officers.

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Article V has been changed to (i) provide for mandatory indemnification of directors and officers and permissive indemnification of employees and agents, (ii) clarify the procedures for review of indemnification claims and advancement of expenses; (iii) provide for the ability of the Company to assume the legal defense under certain circumstances; (iv) clarify the definitions of relevant terms or concepts used in Article V; and (v) clarify and reflect certain other changes.

•	Other clarifying and less significant changes are also included in the Restated By-Laws.

The foregoing description of the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated By-Laws, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 8.01 Other Events

On February 14, 2018, the Board approved and adopted the amended and restated DENTSPLY SIRONA Inc. 2016 Omnibus Incentive Plan (the “Plan”) and updated forms of stock option, restricted stock unit and performance restricted stock unit agreements.

The changes to the Plan include updating the Plan to reflect current common practices and provisions that are typical among similar plans maintained by other companies. These changes include, among others, (i) a broader description of what may constitute an “award agreement,” (ii) clarification that dividends (or dividend equivalents) paid in cash shall not be counted against the aggregate number of shares of common stock available under the Plan, and (iii) clarification that “reload options” may not be granted under the Plan.

The Plan also has been changed to reflect the recent changes to Code Section 162(m) contained in the Tax Cuts and Jobs Act. The changes clarify that awards that are intended to be “grandfathered” under the Act will not be deemed to be modified by reason of the Plan changes.

The forms of stock option, restricted stock unit, and performance restricted stock unit agreements incorporate more detailed terms and conditions of the award.

The foregoing descriptions of the Plan and the updated grant documents are qualified in their entirety by reference to the full text of the Plan and updated forms of stock option, restricted stock unit, and performance restricted stock unit agreements, copies of which are attached hereto as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, and Exhibit 10.5, respectively, to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	DENTSPLY SIRONA Inc. Fifth Amended and Restated By-Laws dated as of February 14, 2018
10.1	Form of DENTSPLY SIRONA Inc. Indemnification Agreement
10.2	DENTSPLY SIRONA Inc. 2016 Omnibus Incentive Plan, as amended and restated, effective February 14, 2018
10.3	Form of Option Grant Notice Under the DENTSPLY SIRONA Inc. 2016 Omnibus Incentive Plan, as amended and restated
10.4	Form of Restricted Share Unit Grant Notice Under the DENTSPLY SIRONA Inc. 2016 Omnibus Incentive Plan, as amended and restated
10.5	Form of Performance Restricted Share Unit Grant Notice Under the DENTSPLY SIRONA Inc. 2016 Omnibus Incentive Plan, as amended and restated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DENTSPLY SIRONA Inc.

By:     /s/ Keith J. Ebling
Keith J. Ebling,
Executive Vice President, Secretary and
General Counsel

Date: February 15, 2018